UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2026

GOLUB CAPITAL PRIVATE INCOME FUND S
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01945	39-3613464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 200 Park Avenue, 25th Floor, New York, NY 10166_ _
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
    Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

August 2026, September 2026 and October 2026 Distributions

On July 31, 2026, Golub Capital Private Income Fund S (the “Company”) declared regular distributions for its common shares of beneficial interest (the “Common Shares”) in the amount per share set forth below:

Gross Distributions Per Share
August 2026
Common Shares Distribution	$0.1667
September 2026
Common Shares Distribution	$0.1667
October 2026
Common Shares Distribution	$0.1667

The August 2026 distribution for Common Shares are payable to shareholders of record as of the open of business on August 31, 2026 and will be paid on or around September 29, 2026.

The September 2026 distribution for Common Shares are payable to shareholders of record as of the open of business on September 30, 2026 and will be paid on or around October 30, 2026.

The October 2026 distribution for Common Shares are payable to shareholders of record as of the open of business on October 31, 2026 and will be paid on or around November 25, 2026.

These distributions will be paid in cash or reinvested in Common Shares of the Company for shareholders participating in the Amended and Restated DRIP (defined below).

Item 8.01.	Other Events.

On July 31, 2026, the Company entered into an amended and restated distribution reinvestment plan, effective as of July 31, 2026 (the “Amended and Restated DRIP”), which amends and restates in its entirety the distribution reinvestment plan adopted by the Company effective as of October 16, 2025 (the “DRIP”).

The Amended and Restated DRIP, among other things, clarifies that in the event a participant in the Amended and Restated DRIP (a “Participant”) elects to tender a portion of its Shares, the Participant will remain a Participant in the Amended and Restated DRIP with respect to its Shares that were not repurchased.

The description above is only a summary of the material provisions of the Amended and Restated DRIP and is qualified in its entirety by reference to a copy of the Amended and Restated DRIP, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.
10.1	Amended and Restated Distribution Reinvestment Plan of Golub Capital Private Income Fund S, dated July 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Income Fund S has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE INCOME FUND S

Date: August 6, 2026	By: /s/ Paul Solini
Name: Paul Solini
Title: Chief Accounting Officer